As filed with the Securities and Exchange Commission on October 26, 2016

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO
SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

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The TETON Westwood Funds

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THE TETON WESTWOOD FUNDS

TETON Convertible Securities Fund

TETON Westwood Mighty Mites Fund

One Corporate Center

Rye, New York 10580-1422

Dear Shareholders of the TETON Convertible Securities Fund and the TETON Westwood Mighty Mites Fund:

I am writing to let you know that a joint special meeting of shareholders (together with any adjournments or postponements thereof, the “Special Meeting”) of the TETON Convertible Securities Fund (the “Convertible Securities Fund”) and the TETON Westwood Mighty Mites Fund (the “Mighty Mites Fund”) (each a “Fund” and together, “the Funds”) will be held on December 21, 2016, at 4:30 p.m., Eastern Time, at the Funds’ offices at One Corporate Center, Rye, New York 10580-1422. The purpose of the Special Meeting is to consider and vote on proposals relating to the Funds.

Currently, employees of Gabelli Funds, LLC (“Gabelli Funds”) serve as portfolio managers of the Funds through a dual-employment structure with Teton Advisors, Inc. (“Teton Advisors”). In order to simplify this structure and allow for better organizational efficiencies, the Board of Trustees of the TETON Westwood Funds (the “Board”) considered and approved a new sub-advisory agreement (the “Sub-Advisory Agreement”) with Gabelli Funds. If the proposals are approved by shareholders of each Fund, Gabelli Funds would serve as the sub-adviser for each Fund and Teton Advisors would remain the investment adviser. The same portfolio managers who have been responsible for day to day management of the Funds will continue to manage the Funds under the Sub-Advisory Agreement. There will be no increase in advisory fees to either Fund or their shareholders in connection with the appointment of Gabelli Funds as sub-adviser. There will be no cost to the Funds or their shareholders associated with this proxy solicitation. Teton Advisors, or an affiliate, will bear the costs, fees and expenses.

On October 1, 2016, the launch of the Convertible Securities Fund, formerly the TETON Westwood Income Fund, became effective. The Fund will continue to be managed by the convertible securities team at Gabelli Funds, bringing 80 years’ experience, collectively, and an impressive long term track record in researching and investing in convertibles. Thomas Dinsmore, CFA, Jane O’Keeffe and James Dinsmore, CFA, have joined Barbara Marcin, CFA, on the portfolio management team.

The proposal for the Mighty Mites Fund will result in absolutely no change to the portfolio management team. While we are asking you to approve the Sub-Advisory Agreement, the team has continuously managed the Fund since its inception. Portfolio managers Mario Gabelli and Laura Linehan, who have managed this Fund since 1998, will continue to do so in a sub-advisory capacity. Joining Mr. Gabelli and Ms. Linehan are portfolio managers Elizabeth M. Lilly, a member of the team since 2011, and Paul D. Sonkin, a member since 2013.

The Board recommends that you vote “FOR” each of the proposals. Please review the joint proxy statement and other attached materials, and promptly submit your vote.

Thank you for your response and we look forward to preserving your trust as a valued shareholder.

Sincerely,

Nicholas F. Galluccio

President & CEO

Teton Advisors, Inc.

THE TETON WESTWOOD FUNDS

TETON Convertible Securities Fund

TETON Westwood Mighty Mites Fund

One Corporate Center

Rye, New York 10580-1422

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
To be held on December 21, 2016

Dear Shareholder,

Notice is hereby given that a joint special meeting of shareholders (together with any adjournments or postponements thereof, the “Special Meeting”) of the TETON Convertible Securities Fund, formerly the TETON Westwood Income Fund, (the “Convertible Securities Fund”) and the TETON Westwood Mighty Mites Fund (the “Mighty Mites Fund”) (each a “Fund” and together, the “Funds”), each a series of the TETON Westwood Funds, a Massachusetts business trust (the “Trust”), will be held on Wednesday, December 21, 2016, at 4:30 p.m., Eastern Time, at the Funds’ offices at One Corporate Center, Rye, New York 10580-1422, to consider and vote upon:

1.       For shareholders of the Convertible Securities Fund, to approve the sub-advisory agreement (the “Sub-Advisory Agreement”) among the Trust, on behalf of the Convertible Securities Fund, Teton Advisors, Inc. (“Teton Advisors”) and Gabelli Funds, LLC (“Gabelli Funds”); and

2.       For shareholders of the Mighty Mites Fund, to approve the Sub-Advisory Agreement among the Trust, on behalf of the Mighty Mites Fund, Teton Advisors and Gabelli Funds; and

3.       Such other business, including adjournments, as may properly come before the Special Meeting.

THE BOARD OF TRUSTEES OF EACH FUND, ALL OF WHOM ARE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE “FOR” EACH PROPOSAL.

The close of business on October 28, 2016, has been fixed as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof.

Your voting instructions on the proposals are important. Please provide your voting instructions as soon as possible to eliminate the need for additional solicitations. You may provide your voting instructions by filling out the enclosed voting instruction card and returning it to us, by calling the toll-free telephone number included on your voting instruction card or by logging on to the Internet address located on the enclosed voting instruction card and following the instructions on the website. If we do not receive your voting instructions as the Special Meeting date approaches, we may contact you to obtain your voting instructions.

By order of the Board of Trustees of each Fund,

Andrea R. Mango

Secretary

[           ], 2016

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 21, 2016.

This Notice of Joint Special Meeting, Joint Proxy Statement and form of proxy are available at

www.proxyvote.com. For more information, shareholders may contact the Funds at (800) GABELLI (422-3554).

INSTRUCTIONS FOR SIGNING VOTING INSTRUCTION CARDS

The following general rules for signing voting instruction cards may be of assistance to you and may avoid the time and expense to the Trust involved in validating your vote if you fail to sign your voting instruction card properly.

1.	INDIVIDUAL ACCOUNT: Sign your name exactly as it appears in the registration on the voting instruction card.

2.	JOINT ACCOUNT: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the voting instruction card.

3.	ALL OTHER ACCOUNTS: The capacity of the individual signing the voting instruction card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Account
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Account
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Account
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

INSTRUCTIONS FOR SUBMITTING VOTING INSTRUCTIONS BY TOUCH-TONE TELEPHONE OR THROUGH THE INTERNET

1.	Read the Joint Proxy Statement, and have your voting instruction card handy.

2.	Call the toll-free number or visit the website indicated on your voting instruction card.

3.	When prompted, enter the control number found on your voting instruction card.

4.	Follow the recorded or on-line instructions to provide your voting instructions.

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QUESTIONS AND ANSWERS

While we strongly encourage you to read the full text of the enclosed Joint Proxy Statement, we also are providing the following brief overview of the proposals in the Joint Proxy Statement, in a question and answer format, to help you understand and vote on the proposals.

Q:	Why am I receiving this Joint Proxy Statement?

A:	You are receiving this Joint Proxy Statement in connection with the Special Meeting of the Convertible Securities Fund and the Mighty Mites Fund, each a series of the Trust. The following proposals will be considered and voted upon by shareholders of each respective Fund:

•	Approval of the Sub-Advisory Agreement among the Trust, on behalf of the Convertible Securities Fund, Teton Advisors and Gabelli Funds (“Proposal 1”) and

•	Approval of the Sub-Advisory Agreement among the Trust, on behalf of the Mighty Mites Fund, Teton Advisors and Gabelli Funds (“Proposal 2”).

Q:	Why am I being asked to vote on the Sub-Advisory Agreement for my Fund?

A:

Under the Investment Company Act of 1940, a fund’s shareholders generally must approve any new investment advisory agreement for the fund, including a sub-advisory agreement. Therefore, each Fund’s shareholders must approve the new Sub-Advisory Agreement in order for Gabelli Funds to serve as the sub-adviser to each Fund.

Currently, employees of Gabelli Funds serve as portfolio managers of each Fund through a dual-employment structure whereby each portfolio manager is also an employee of Teton Advisors. In order to simplify this structure and allow for better organizational efficiencies, the Board considered and approved the new Sub-Advisory Agreement with Gabelli Funds. If approved by shareholders of each Fund, Gabelli Funds would serve as the sub-adviser for each Fund and Teton Advisors would remain the investment adviser for each. Gabelli Funds is a registered investment adviser that serves as investment adviser to registered investment companies with combined aggregated net assets of approximately $22.6 billion as of June 30, 2016, and has been advising clients since 1986.

Q:	Will the portfolio managers of my Fund change?
A:	No, currently it is anticipated that the same portfolio managers at Gabelli Funds who have been responsible for day to day management of the Funds as Teton Advisors employees will continue to manage the Funds under the new Sub-Advisory Agreement.

Q:	Will the fees payable by my Fund increase under the new Sub-Advisory Agreement?
A:

No. The Sub-Advisory Agreement provides that Teton Advisors will pay Gabelli Funds a monthly fee, computed and accrued daily, based on an annual rate of 0.32% of average net assets. Because Teton Advisors will pay Gabelli Funds out of its own fees received from each Fund, there is no “duplication” of advisory fees paid. There will be no increase in advisory fees to either Fund or their shareholders in connection with the appointment of Gabelli Funds as sub-adviser.

Q: A:

Will my Fund’s name or strategy change?

No. Neither your Fund’s name nor strategy will change as a result of these proposals. Please note that effective October 1, 2016, the TETON Westwood Income Fund changed its name to the TETON Convertible Securities Fund and amended its strategy. No further name or strategy changes are contemplated at this time.

Q:	Will my Fund pay for the Joint Proxy Statement and related costs?
A:	No. Teton Advisors or an affiliate will bear the costs, fees and expenses incurred by each of the Funds in connection with the proxy solicitation.

Q:	If the proposals are approved, when will the new Sub-Advisory Agreement for the Convertible Securities Fund (“Proposal 1”) and the Mighty Mites Fund (“Proposal 2”) take effect?
A:	If the new Sub-Advisory Agreement is approved for each Fund, it will become effective as soon as practicable

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after it is approved by the shareholders of each Fund.

Q:	How does the Board of Trustees recommend that I vote with respect to each Proposal?
A:	After careful consideration, the Board of Trustees recommends that you vote FOR the respective proposals.

Q:	How do I vote my shares?
A:

Please complete the enclosed proxy card, sign and date the card, and return the card by mail in the postage-paid envelope provided.  As an alternative to voting by returning the signed and dated proxy card by mail, you may authorize a proxy to vote your shares by telephone or the Internet. You may also attend the Special Meeting and vote in person. To authorize a proxy to vote your shares by telephone or the Internet, please follow the instructions listed on the proxy card.

Q: A:

Whom should I call for additional information about the Joint Proxy Statement?

If you have any questions about either of the proposals or need assistance voting your shares, you may call Gabelli Funds at (800) GABELLI (422-3554).

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[    ], 2016

THE TETON WESTWOOD FUNDS

TETON Convertible Securities Fund

TETON Westwood Mighty Mites Fund

One Corporate Center

Rye, New York 10580-1422

JOINT SPECIAL MEETING OF SHAREHOLDERS
To be held on December 21, 2016

JOINT PROXY STATEMENT

This is a Joint Proxy Statement for the TETON Convertible Securities Fund, formerly the TETON Westwood Income Fund, (the “Convertible Securities Fund”) and the TETON Westwood Mighty Mites Fund (the “Mighty Mites Fund”) (each a “Fund” and together, the “Funds”), each a series of the TETON Westwood Funds, a Massachusetts business trust (the “Trust”). Proxies for a joint special meeting of shareholders of the Funds (together with any adjournments or postponements thereof, the “Special Meeting”) are being solicited by the Board of Trustees (the “Board,” “Board of Trustees” or the “Trustees”) of the Trust to consider and vote on the proposals described below. The Special Meeting will be held at the offices of the Funds at One Corporate Center, Rye, New York 10580-1422, on Wednesday, December 21, 2016, at 4:30 p.m., Eastern Time. At the Special Meeting, shareholders will consider and vote upon:

Proposal 1 – The approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) among the Trust, on behalf of the Convertible Securities Fund, Teton Advisors, Inc. (“Teton Advisors”) and Gabelli Funds, LLC (“Gabelli Funds”); and

Proposal 2 – The approval of the Sub-Advisory Agreement among the Trust, on behalf of the Mighty Mites Fund, Teton Advisors and Gabelli Funds; and

Proposal 3 – Such other business as may properly come before the Special Meeting.

The Joint Proxy Statement, Notice of Joint Special Meeting and the proxy card(s) are first being mailed to shareholders on or about November 14, 2016. All properly executed proxies received prior to the Special Meeting will be voted at the Special Meeting in accordance with the instructions marked on the proxy card. Unless instructions to the contrary are marked on the proxy card, proxies submitted by holders of each of the Fund’s shares of common stock (“Shares”) will be voted “FOR” the proposals. The persons named as proxy holders on the proxy card will vote in their discretion on any other matters that may properly come before the Special Meeting or any adjournments or postponements thereof. Any shareholder executing a proxy has the power to revoke it prior to its exercise by submission of a properly executed, subsequently dated proxy, by attending the Special Meeting and voting in person, or by written notice to the Secretary of the Trust (addressed to the Secretary, TETON Westwood Funds, One Corporate Center, Rye, New York 10580-1422). However, attendance at the Special Meeting, by itself, will not revoke a previously submitted proxy. Unless the proxy is revoked, the Shares represented thereby will be voted in accordance with specifications therein. If you hold Shares of either of the Funds through a financial intermediary, please consult your financial intermediary regarding your ability to revoke voting instructions.

Only shareholders of record or their duly appointed proxy holders can attend the Special Meeting. Photographic identification and proof of ownership will be required for admission to the Special Meeting. If a broker or other nominee holds your Shares and you plan to attend the Special Meeting, you should bring a recent brokerage statement showing your ownership of the Shares, as well as a form of personal identification. If you are a beneficial owner and plan to vote at the Special Meeting, you should also bring a proxy card from your broker.

The record date for determining shareholders entitled to notice of, and to vote at, the Special Meeting has been fixed as of the close of business on October 28, 2016 (the “Record Date”), and each shareholder of record at that time is

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entitled to cast one vote for each full Share, and a proportionate fractional vote for each fractional Share, registered in his or her name. As of the Record Date, the following number of Shares was outstanding and entitled to be voted:

Fund	Number of Shares
TETON Convertible Securities Fund TETON Westwood Mighty Mites Fund	[ ] [ ]

You should read the entire Joint Proxy Statement before voting. If you have any questions, you may call Gabelli Funds at (800) GABELLI (422-3554).

Your voting instructions on the proposal are important. Please provide your voting instructions as soon as possible to eliminate the need for additional solicitations.

You may provide your voting instructions by filling out the enclosed voting instruction card and returning it to us, by calling the toll-free telephone number included on your voting instruction card, or by logging on to the Internet address located on the enclosed voting instruction card and following the instructions on the website. If we do not receive your voting instructions as the Special Meeting date approaches, we may contact you to obtain your voting instructions.

The most recent Annual and Semiannual Reports for each of the Funds, including financial statements, have been previously furnished to shareholders and are incorporated by reference into this Joint Proxy Statement. If you would like to receive additional copies of these reports free of charge, please write to the TETON Westwood Funds at One Corporate Center, Rye, New York 10580-1422, call (800) GABELLI (422-3554) or go to www.gabelli.com. The reports also are available on the Funds’ website at www.gabelli.com and the website of the Securities and Exchange Commission at www.sec.gov.

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PROPOSALS 1 AND 2: To approve a new sub-Advisory Agreement AMONG the teton westwood funds, ON BEHALF OF each OF THE teton CONVERTIBLE SECURITIES FUND and THE teton westwood mighty mites fund, TETON ADVISORS, inc. and Gabelli Funds, LLC

Shareholders are being asked to approve: the sub-advisory agreement (the “Sub-Advisory Agreement”) among The TETON Westwood Funds, a Massachusetts business trust (the “Trust”), on behalf of the TETON Convertible Securities Fund (the “Convertible Securities Fund”) and the TETON Westwood Mighty Mites Fund (the “Mighty Mites Fund”) (each a “Fund” and collectively, the “Funds”), each a series of the Trust, Teton Advisors, Inc. (“Teton Advisors”) and Gabelli Funds, LLC (“Gabelli Funds”), to become effective as soon as practicable after it is approved by the shareholders of each Fund.

At an in-person meeting held on October 17, 2016, a majority of the Board of Trustees (the “Board,” the “Board of Trustees” or the “Trustees”), all of whom are Independent Trustees, unanimously approved the Sub-Advisory Agreement among the Trust, on behalf of each of the Funds, Teton Advisors and Gabelli Funds.

Under the Investment Company Act of 1940 (the “Act”), a fund’s shareholders generally must approve any new investment advisory agreement, including sub-advisory agreements. Therefore, the Board for each Fund has called the Special Meeting to present each proposal to shareholders of the respective Funds.

Background

Each Fund has an investment advisory agreement with Teton Advisors pursuant to which the annual advisory fee payable to Teton Advisors is 1.00% of each Fund’s average net assets. Teton Advisors makes investment decisions for the Funds, arranges the portfolio transactions for the Funds, manages the Funds’ investments in accordance with the stated policies of each Fund, and continuously reviews and administers the Funds’ investment programs and manages the Funds’ operations under the general supervision of the Trust’s Board.

Currently, employees of Gabelli Funds serve as portfolio managers of each Fund through a dual-employment structure whereby each portfolio manager is also an employee of Teton Advisors. In order to simplify this structure and allow for better organizational efficiencies, the Board considered and approved a new Sub-Advisory Agreement with Gabelli Funds. If approved by shareholders of each Fund, Gabelli Funds would serve as the sub-adviser for each Fund.

How do the proposals affect shareholders of the Funds?

Fees. There will be no increase in advisory fees for the Funds due to the engagement of Gabelli Funds under the new Sub-Advisory Agreement. The annual advisory fees payable to Teton Advisors will remain at 1.00% of each Fund’s average net assets. Gabelli Funds will receive its sub-advisory fee, as described below in “Terms of the Sub-Advisory Agreement”, from Teton Advisors out of the total advisory fees received from the Funds. The Funds and their shareholders will not incur additional fees related to the Sub-Advisory Agreement.

Investment Objectives and Strategies. There will be no change to the Funds’ investment objectives or strategies.

Portfolio Management. There will be no change in the Funds’ portfolio management.

Terms of the Sub-Advisory Agreement

It is proposed that the Trust, on behalf of the Funds, enter into the Sub-Advisory Agreement with Gabelli Funds, to become effective as soon as practicable after it is approved by the shareholders of each Fund. Under Section 15(a) of the Act, a new sub-advisory agreement generally requires the approval of (i) the Board, including a majority of the Trustees who are not “interested persons” of any party to the respective sub-advisory agreement, and (ii) the shareholders of the funds. Based upon the considerations described below under “Board Considerations,” a majority of the Board, all of whom are Independent Trustees, approved the Sub-Advisory Agreement on October 17, 2016, with respect to each Fund.

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For services rendered by Gabelli Funds to each of the Funds, under the Sub-Advisory Agreement, Teton Advisors has agreed to pay Gabelli Funds an annual rate of: 0.32% of average net assets. There is no proposed change to the advisory fee rate paid by the Funds to Teton Advisors.

The Sub-Advisory Agreement may be terminated by Gabelli Funds at any time without penalty upon giving the Trust sixty days' written notice (which notice may be waived by the Trust) and may be terminated by the Trust or by Teton Advisors at any time without penalty upon giving Gabelli Funds sixty days' notice (which notice may be waived by Gabelli Funds), provided that such termination by the Trust shall be directed or approved by the vote of a majority of the Trustees of the Trust in office at the time or by the vote of the holders of a "majority of the voting securities" (as defined in the Act) of either of the Funds at the time outstanding and entitled to vote. The Sub-Advisory Agreement shall terminate automatically in the event of its assignment (as "assignment" is defined in the Act and the rules thereunder).

With respect to liability of Gabelli Funds to the Funds, no provision of the Sub-Advisory Agreement shall be deemed to protect Gabelli Funds with respect to the Funds against any liability to the Funds or their shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations under the Sub-Advisory Agreement.

Gabelli Funds will act as the sub-adviser to the Funds with respect to the investment of the assets of each Fund and to supervise and arrange the purchase and sale of assets held in the investment portfolio of each Fund. Gabelli Funds shall supervise and manage the investment and reinvestment of each Fund's assets and in connection therewith have complete discretion in purchasing and selling securities and other assets for each Fund and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the Funds. Each of the current Fund portfolio managers will continue as portfolio managers for the respective Funds and Teton Advisors will continue to act at the investment adviser for the Funds, as well as oversee Gabelli Funds as the sub-adviser.

The Sub-Advisory Agreement shall continue in effect for a period of two years from the date of its execution and thereafter from year to year, but only so long as such continuation is specifically approved at least annually in accordance with the requirements of the Act.

A copy of the form of Sub-Advisory Agreement is attached as Appendix A to this Proxy.

Information about Gabelli Funds

Gabelli Funds is a New York limited liability company which serves as an investment adviser to registered management investment companies with combined aggregate net assets of approximately $22.6 billion as of June 30, 2016. Gabelli Funds’ principal place of business is One Corporate Center, Rye, New York 10580-1422. Gabelli Funds is a registered investment adviser under the Act, as amended, and is a wholly owned subsidiary of GAMCO Investors, Inc. (“GBL”). Gabelli Funds has several affiliates that provide investment advisory services: GAMCO Asset Management, Inc., a wholly owned subsidiary of GBL, acts as investment adviser for individuals, pension trusts, profit sharing trusts, endowments, and The GAMCO Mathers Fund, and as sub-adviser to certain third party investment funds, which include registered investment companies, having assets under management of approximately $16.8 billion as of June 30, 2016; Teton Advisors, Inc., with assets under management of approximately $1.4 billion as of June 30, 2016, acts as investment adviser to The TETON Westwood Funds and separately managed accounts; Gabelli Securities, Inc. (“GSI”), a majority-owned subsidiary of Associated Capital Group, Inc. (“Associated Capital”), acts as investment adviser for certain alternative investment products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $989 million as of June 30, 2016; and Gabelli Fixed Income, LLC, acts as investment adviser for separate accounts having assets under management of approximately $32 million as of June 30, 2016. Teton Advisors, Inc. was spun off by GBL in March 2009 and is an affiliate of GBL by virtue of Mr. Mario J. Gabelli’s ownership of GGCP, Inc. (“GGCP”), the principal shareholder of Teton Advisors, Inc., as of June 30, 2016. Mr. Gabelli may be deemed a “controlling person” of Teton Advisors, Inc. on the basis of his controlling interest in GGCP. Mr. Gabelli owns a majority of the stock of GGCP. Associated Capital was spun off from GBL on November 30, 2015, and is an affiliate of GBL by virtue of Mr. Gabelli’s ownership of GGCP, the principal shareholder of Associated Capital.

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The following table sets forth the name, position and principal occupation of each current member and principal officer of Gabelli Funds. The address of each such person is One Corporate Center, Rye, New York 10580-1422. For more information regarding Gabelli Funds, please see www.gabelli.com.

Name	Title & Principal Occupation
Mario J. Gabelli	Chief Investment Officer
Bruce N. Alpert	Executive Vice President and Chief Operating Officer
Agnes Mullady	Vice President
David M. Goldman	Vice President and General Counsel
Andrea R. Mango	Secretary
Richard J. Walz	Chief Compliance Officer
Kieran Caterina	Co-Chief Accounting Officer
Diane Marie LaPointe	Co-Chief Accounting Officer

The following table sets forth the name and address of all parents of Gabelli Funds and the basis of control of Gabelli Funds and each parent by its immediate parent.

Name	Address	Basis of Control
GAMCO Investors, Inc.*	One Corporate Center, Rye, New York 10580	100% Owner of Gabelli Funds

*GGCP is the parent company of GAMCO Investors, Inc. Mr. Mario J. Gabelli is the controlling shareholder of GGCP. GGCP directly owns 61.7% of GAMCO Investors, Inc.

The following table sets forth the name of each person who owns of record, or beneficially, 10% or more of the outstanding voting securities of Gabelli Funds as of June 30, 2016, each of whom is located at Gabelli Funds’ principal office location.

Name	% of Voting Securities Held
GAMCO Investors, Inc.*	100%

*GGCP is the parent company of GAMCO Investors, Inc. Mr. Mario J. Gabelli is the controlling shareholder of GGCP. GGCP directly owns 61.7% of GAMCO Investors, Inc.

The following table sets forth the name of each officer or director of the Funds who is an officer, employee, director, general partner or shareholder of Gabelli Funds.

Name	Position with the Funds	Position with Gabelli Funds
Bruce N. Alpert	President	Executive Vice President and Chief Operating Officer
Agnes Mullady	Treasurer	Vice President
Richard J. Walz	Chief Compliance Officer	Chief Compliance Officer

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Andrea R. Mango	Secretary	Secretary

With regard to the Convertible Securities Fund, for the fiscal year ended September 30, 2015, $240 of commissions were paid to affiliated brokers, amounting to approximately 6.8% of the Convertible Securities Fund’s aggregate brokerage commissions. The following table sets forth each affiliated broker and the nature of the relationship that causes the broker to be considered affiliated.

Affiliated Broker	Nature of Relationship
G.research, LLC*	Under common control with Gabelli Funds

*G.research, LLC is a wholly owned subsidiary of GSI.

With regard to the Mighty Mites Fund, for the fiscal year ended September 30, 2015, $107,109 of commissions were paid to affiliated brokers, amounting to approximately 35.7% of the Mighty Mites Fund’s aggregate brokerage commissions. The following table sets forth each affiliated broker and the nature of the relationship that causes the broker to be considered affiliated.

Affiliated Broker	Nature of Relationship
G.research, LLC*	Under common control with Gabelli Funds

*G.research, LLC is a wholly owned subsidiary of GSI.

Financial Condition of Gabelli Funds. Gabelli Funds is not aware of any financial condition that is reasonably likely to impair its financial ability to fulfill its commitment to the Funds under the proposed investment Sub-Advisory Agreement.

Other Funds Advised by Gabelli Funds with a Similar Investment Objective as the Convertible Securities Fund. Gabelli Funds acts as an investment adviser to certain funds that have a similar investment objective as the Convertible Securities Fund, set forth in the following table.

Fund	Total Net Assets as of June 30, 2016 (millions)(1)	Rate of Gabelli Funds Compensation
The Gabelli Convertible & Income Securities Fund Inc.(2)	$96	1.00%
Bancroft Fund Ltd.(3)	$113	0.80% of the first $100,000,000 of average weekly net assets and 0.55% of average weekly net assets in excess of $100,000,000
Ellsworth Growth and Income Fund Ltd.(3)	$120	0.80% of the first $100,000,000 of average weekly net assets and 0.55% of average weekly net assets in excess of $100,000,000

(1) Approximate total net assets as of June 30, 2016, according to each Fund’s factsheet located at www.gabelli.com.

(2) Gabelli Funds has agreed to reduce the management fee on the incremental assets attributable to the Series B Cumulative Preferred Stock (“Series B Preferred”) of The Gabelli Convertible & Income Securities Fund Inc. (the “Convertible & Income Fund”) if the total return on the NAV of the common shares of the Convertible & Income Fund, including distributions and advisory fees subject to reduction, does not exceed the stated dividend rate on the Series B Preferred.

(3) Pursuant to a provision contained in each investment advisory agreement for the Bancroft Fund Ltd. and the Ellsworth Growth and Income Fund Ltd, Gabelli Funds agreed to, for a two-year period commencing on November 1, 2015, either waive fees or reimburse each fund to the extent the total expenses of a fund (excluding brokerage

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costs, interest (including in respect of any preferred shares), taxes, acquired fund fees and expenses, expenses chargeable to capital, and extraordinary expenses) during any 365-day period exceed 1.10% of the weekly average assets attributable to common shares plus the liquidation preference of preferred shares of a fund during such period. Any such waivers or reimbursements will not be reimbursed by a fund to the investment adviser in the future.

Other Funds Advised by Gabelli Funds with a Similar Investment Objective as the Mighty Mites Fund. Gabelli Funds does not act as an investment adviser with respect to any other fund with a similar investment objective as the Mighty Mites Fund.

For the fiscal year ended September 30, 2015, $31,795 in 12b-1 fees was paid by the Convertible Securities Fund to G.distributors, Inc., an affiliate of Gabelli Funds, for services provided to the Convertible Securities Fund. These services will continue to be provided after the Sub-Advisory Agreement is approved.

For the fiscal year ended September 30, 2015, $3,847,535 in 12b-1 fees and $80,560 in sales charges were paid by the Mighty Mites Fund to G.distributors, Inc., an affiliate of Gabelli Funds, for services provided to the Mighty Mites Fund. These services will continue to be provided after the Sub-Advisory Agreement is approved.

Portfolio Management

The approval of the Sub-Advisory Agreement will not result in any changes to the portfolio managers serving the Funds. The portfolio managers identified below are responsible for providing day to day portfolio management services to the Funds currently as employees of Teton Advisors and will continue to serve as portfolio managers to the Funds under the new Sub-Advisory Agreement.

Convertible Securities Fund

The Convertible Securities Fund’s portfolio is jointly managed by Ms. Barbara G. Marcin, CFA, Ms. Jane O’Keeffe, Mr. Thomas Dinsmore, CFA and Mr. James Dinsmore, CFA. Ms. Marcin has served as a portfolio manager of the Fund since 1999. Ms. O’Keeffe, Mr. T. Dinsmore and Mr. J. Dinsmore have served as portfolio managers of the Fund since October 2016.

Ms. Marcin has been a Vice President with Gabelli Funds, LLC since June 1999. Ms. Marcin served as the head of value investments of Citibank Global Asset Management, managing mid and large cap equity securities in value-style mutual funds and in separate accounts from 1993 until June 1999.

Ms. O’Keeffe joined Gabelli Funds, LLC in 2015. Ms. O’Keeffe has served as a portfolio manager of the Bancroft Fund since 1996. She has been President and a Trustee of the Bancroft Fund since that time. Ms. O’Keeffe serves as portfolio manager of the Ellsworth Fund since 1996 and the Gabelli Convertible and Income Securities Fund since January 2016. From 1996 to 2015, Ms. O’Keeffe was President and Director of Dinsmore Capital. She has a B.A. from the University of New Hampshire and attended the Lubin Graduate School of Business at Pace University.

Mr. T. Dinsmore joined Gabelli Funds, LLC in 2015. Mr. T. Dinsmore has served as a portfolio manager of the Bancroft Fund and the Ellsworth Fund since 1996 and the Gabelli Convertible and Income Securities Fund since January 2016. From 1996 to 2015, Mr. T. Dinsmore was Chairman and CEO of Dinsmore Capital Management. He has a B.S. in Economics from the Wharton School of Business, and an M.A. in Economics from Fairleigh Dickinson University.

Mr. J. Dinsmore joined Gabelli Funds, LLC in 2015. Mr. J. Dinsmore has served as a portfolio manager of the Bancroft Fund and the Ellsworth Fund since 2011 and the Gabelli Convertible and Income Securities Fund since January 1, 2016. He currently serves as President and a trustee of the Ellsworth Fund. Mr. J. Dinsmore received a B.A. in Economics from Cornell University and an M.B.A. from Rutgers University.

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Mighty Mites Fund

The Mighty Mites Fund’s portfolio is jointly managed by Mr. Mario J. Gabelli, CFA, Ms. Laura Linehan, Ms. Elizabeth M. Lilly, CFA and Mr. Paul D. Sonkin. Mr. Gabelli and Ms. Linehan have served as portfolio managers of the Fund since its inception on May 11, 1998. Ms. Lilly has served as a portfolio manager of the Fund since July 1, 2011. Mr. Sonkin has served as a portfolio manager of the Fund since October 3, 2013.

Mr. Gabelli is Chairman and Chief Executive Officer of GBL and Associated Capital Group, Inc.; Chief Investment Officer — Value Portfolios of GBL, Gabelli Funds, LLC, and GAMCO Asset Management, Inc., another wholly owned subsidiary of GBL; Chief Executive Officer and Chief Investment Officer of GGCP, Inc.; and an officer or director of other companies affiliated with GBL.

Ms. Linehan previously was a Director of Research in the Alternative Investment Group of GBL from 2004 through 2006. Prior to that, she was Director of Research and Portfolio Manager for GBL for various other small-cap portfolios until March 2003 (in addition to serving as portfolio manager of the Mighty Mites Fund).

Ms. Lilly has been a Senior Vice President of GBL and a Portfolio Manager with Gabelli Funds, LLC and GAMCO Asset Management, Inc. since November 2002. She began her career with Goldman Sachs in 1985.

Mr. Sonkin joined GAMCO Investors, Inc. in January 2013 and has focused on micro and nano-cap stocks. Prior to joining GAMCO Investors, Inc., Mr. Sonkin was the portfolio manager of The Hummingbird Value and the Tarsier Nanocap Value Funds. Mr. Sonkin is currently an adjunct professor at Columbia University Graduate School of Business. Mr. Sonkin holds a B.A. in Economics from Adelphi University and an M.B.A. from Columbia University.

Board Considerations

At an in-person meeting held on October 17, 2016, a majority of the Board of Trustees of the Funds, all of whom are Independent Trustees, unanimously approved the Sub-Advisory Agreement and recommended that shareholders of each Fund approve such agreement as well.

In considering the Sub-Advisory Agreement, the Board reviewed information provided by Teton Advisors and Gabelli Funds relating to the Funds and Gabelli Funds, and other information regarding the nature, extent and quality of services to be provided by Gabelli Funds under the Sub-Advisory Agreement, as more fully discussed below. The Board also received information from Teton Advisors regarding the Funds and representatives of Gabelli Funds responded to questions from the Independent Trustees.

In considering whether to approve the Sub-Advisory Agreement, the Board reviewed and analyzed the following factors:

A. Nature, Extent and Quality of Services to Be Provided by Gabelli Funds

In considering the nature, extent and quality of the services to be provided by Gabelli Funds to the Funds, the Board took into account the responsibilities that Gabelli Funds would have to the Funds, including the provision of sub-advisory services to the Funds, compliance with the Funds’ policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general Fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Funds. The Board also considered Gabelli Funds’ risk assessment and monitoring process. The Board considered Gabelli Funds’ current level of staffing and their overall resources. The Board reviewed Gabelli Funds’ history and investment experience, as well as information regarding their investment personnel who would be providing services to the Funds. The Board also evaluated the expertise and performance of the personnel who would be overseeing the compliance with the Funds’ investment restrictions and other requirements. The Board further took into account its knowledge of the portfolio managers of Gabelli Funds through information provided to the Board prior to its consideration of the Sub-Advisory Agreement. It is important to note that each of the current portfolio managers will continue as portfolio managers for the respective Funds.

The Board also recognized Gabelli Funds’ reputation and experience in serving as investment adviser to other registered investment companies. The Board considered Gabelli Funds’ investment process and philosophy. The Board took into account that Gabelli Funds’ responsibilities would include the development and maintenance of

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investment programs for the Funds which would be consistent with the Funds’ investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services to be provided by Gabelli Funds were satisfactory and that there was a reasonable basis on which to conclude that Gabelli Funds would provide high quality investment services to the Funds.

B. Investment Performance of Each Fund and Gabelli Funds

While Gabelli Funds was newly approved by the Board, the Board did consider the Funds’ investment policies and strategy and noted the Funds’ performance while they were managed by the portfolio managers as historical employees of Teton Advisors and that the same portfolio managers would continue to manage the Funds.

C. The Cost of the Sub-Advisory Services and the Profits to Be Realized by Gabelli Funds and Its Affiliates from the Relationship with the Funds

The Board noted that the sub-advisory fee for each of the Funds would be paid by Teton Advisors out of its advisory fee rather than paid separately by the Funds. The Board concluded that the sub-advisory fee for the Funds was reasonable and appropriate. Furthermore, the Board recognized that, because Gabelli Funds' fee would be paid by Teton Advisors, and not the Funds, an analysis of profitability was more appropriate in the context of the Board’s consideration of the investment advisory agreement with Teton Advisors. Accordingly, consideration of profitability with respect to Gabelli Funds was not relevant to the Board’s determination to approve the Gabelli Funds’ Sub-Advisory Agreement.

D. The Extent to Which Economies of Scale Will Be Realized as Each Fund Grows; and Whether Fee Levels Reflect These Economies of Scale

Since the sub-advisory fees payable to Gabelli Funds would be paid by Teton Advisors, and not by the Funds, the Board recognized that an analysis of economies of scale was more appropriate in the context of the Board’s consideration of the investment advisory agreement with Teton Advisors. Accordingly, consideration of economies of scale with respect to the sub-advisory fee payable to Gabelli Funds by Teton Advisors was not relevant to the Board’s determination to approve the Gabelli Funds’ Sub-Advisory Agreement.

E. Indirect Benefits

The Board considered whether Gabelli Funds may receive any indirect benefits as a result of its relationship with the Funds. The Board considered that Gabelli Funds does use soft dollars in connection with its management of the Funds. In this regard, the Board recognized that Gabelli Funds may benefit from increased marketing recognition from its relationship with the Funds.

F. Other Factors

As part of its evaluation of Gabelli Funds’ compensation, the Board considered other benefits that may be realized by Gabelli Funds and its affiliates from their relationship with the Funds. Among them, the Board recognized the opportunity to provide advisory services to additional funds and accounts and reputational benefits. The Board concluded that the benefits that may accrue to Gabelli Funds and its affiliates by virtue of Gabelli Funds’ relationship to the Funds were fair and reasonable in light of the anticipated costs of providing investment advisory services to the Funds and the ongoing commitment of Gabelli Funds to each Fund.

G. Conclusion

In considering the approval of the Sub-Advisory Agreement, the Board of Trustees, all of whom are Independent Trustees thereof, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Based on all of the above-mentioned considerations, and the recommendations of management, the Board determined that approval of the Sub-Advisory Agreement was in the best interests of the Funds, respectively. After full consideration of these and other factors, the Board approved the Sub-Advisory Agreement with respect to each Fund.

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Required Vote

Approval of the Sub-Advisory Agreement with Gabelli Funds requires the vote of the “majority of the outstanding voting securities” of each of the Funds. Under the Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of each Fund present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of each Fund entitled to vote thereon. Abstentions and broker non-votes are counted as present but are not considered votes cast. As a result, they have the same effect as a vote against a proposal. WE DO NOT EXPECT THAT BROKERS WILL BE ENTITLED TO VOTE ON A PROPOSAL UNLESS THEY RECEIVE INSTRUCTIONS FROM UNDERLYING BENEFICIAL OWNERS.

The approval of a proposal with respect to a Fund is not contingent upon approval of a proposal with respect to the other Fund. If the shareholders of a Fund do not approve a proposal, the Fund’s Board will take such further action as they may deem to be in the best interest of the shareholders of a Fund.

The Board of Trustees, all of whom are Independent Trustees, recommends that shareholders of each of the Funds vote FOR Proposal 1 and Proposal 2.

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ADDITIONAL INFORMATION

Quorum and Voting

Each holder of a whole Share shall be entitled to one vote for each such whole Share, and each holder of a fractional Share shall be entitled to a proportionate fractional vote for each such fractional Share, held in such shareholder’s name on the Record Date.

The presence in-person or by proxy of shareholders of each Fund entitled to cast at least one-third of the votes entitled to be cast shall constitute a quorum. Approval of the proposals requires the affirmative vote of the holders of a “majority of the outstanding voting securities” as such term is defined in the Act, which means the vote, at the Special Meeting of each Fund (a) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding votes of each Fund are present or represented by proxy; or (b) of more than 50% of the outstanding votes of each Fund, whichever is the less. In the event that the necessary quorum to transact business is not obtained or if a quorum is present but sufficient votes to approve a proposal are not received at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to the Proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Shares of each of the Funds, present in person or by proxy at the Special Meeting. The persons named as proxies will vote the proxies including abstentions and proxies containing broker non-votes, if any, in favor of adjournment if they determine additional solicitation is warranted and in the interests of shareholders of each of the Funds. The chairman of the Special Meeting may also adjourn the Special Meeting without a shareholder vote.

Voting Instruction Process

Submission of Voting Instructions. Shareholders have three options for submitting voting instructions:

1.       Internet—the enclosed proxy card includes directions for shareholders to cast their votes via the Internet at a website designed for this purpose. The required control number is printed on each shareholder’s proxy card. Shareholders who cast their votes via the Internet do not need to mail their proxy card.

2.       Telephone—the enclosed proxy card includes directions for shareholders to cast their votes over the telephone. The toll-free telephone number and required control number are printed on each shareholder’s proxy card. Shareholders who cast their votes over the telephone do not need to mail their proxy card.

3.       Mail—shareholders may cast their votes by executing the enclosed proxy card and mailing it in the envelope provided. The envelope is addressed for your convenience and needs no postage if mailed in the United States.

The Trust encourages shareholders of each Fund to vote via the Internet or by telephone. Votes cast via the Internet or over the telephone are recorded immediately and there is no risk that postal delays will cause a proxy card to arrive late and therefore not be counted. A shareholder may revoke a proxy at any time prior to its exercise at the Special Meeting by (1) submitting to a Fund a subsequently executed proxy, (2) delivering to a Fund a written notice of revocation (addressed to the Secretary of the Trust at the principal executive office of the Funds at the address shown at the beginning of this Joint Proxy Statement) or (3) otherwise giving notice of revocation at the Special Meeting. Merely attending the Special Meeting, however, will not revoke any previously executed proxy. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Proposals.

Broker-dealer firms holding Shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their Shares with respect to approval of the proposals before the Special Meeting. The New York Stock Exchange (the “NYSE”) takes the position that a broker-dealer that is a member of the NYSE and that has not received instructions from a customer or client prior to the date specified in the broker-dealer firm’s request for voting instructions may not vote such customer’s or client’s Shares with respect to approval of the proposals. A signed proxy card or other authorization by a beneficial owner of

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Shares that does not specify how the beneficial owner’s Shares should be voted on the proposals will be deemed an instruction to vote such Shares in favor of the proposal.

If you hold Shares of a Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with either of the Funds or the distributor of the Funds, the service agent may be the record holder of your Shares. At the Special Meeting, a service agent will vote Shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a shareholder that does not specify how the shareholder’s Shares should be voted on the proposals will be deemed an instruction to vote such Shares in favor of the proposals. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote Shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such Shares in the same proportion as those Shares for which the service agent has received voting instructions.

If you beneficially own Shares that are held in “street name” through a broker-dealer or that are held of record by a service agent, and if you do not give specific voting instructions for your Shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer or service agent specific instructions as to how you want your Shares to be voted.

Photographic identification will be required for admission to the Special Meeting.

Service Providers for the Funds

Investment Adviser and Administrator

Teton Advisors, Inc., located at One Corporate Center, Rye, New York 10580-1422, serves as investment adviser and administrator to each of the Funds.

Distributor

G.distributors, LLC (“Distributor”), located at One Corporate Center, Rye, New York 10580-1422, serves as the Distributor of each class of the Funds’ Shares pursuant to a distribution agreement.

Sub-Administrator

Gabelli Funds serves as sub-administrator to each of the Funds pursuant to a sub-administration agreement with Teton Advisors.

Custodian and Transfer Agent

The Bank of New York Mellon, 2 Hanson Place, 7th Floor, Brooklyn, New York 11217, is the Custodian for each of the Funds’ cash and securities. Boston Financial Data Services, Inc. (“BFDS”), an affiliate of State Street Bank and Trust Company (“State Street”), located at the BFDS Building, 30 Dan Road, Canton, Massachusetts 02021-2809, performs shareholder services and acts as the dividend disbursing agent for the Trust. State Street acts as the Funds’ transfer agent. Neither BFDS, State Street, nor The Bank of New York Mellon assists in or is responsible for investment decisions involving assets of the Trust.

Share Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding Shares of a fund.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.  Shareholders with a controlling interest could affect the outcome of voting or the direction of management of a fund.

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As of the Record Date, the Trustees and the officers of each Fund, as a group and individually, beneficially owned less than one percent (1%) of any share class of each Fund. To the knowledge of the Funds, no person beneficially owned more than five percent (5%) of any share class of each Fund.

Expenses and Proxy Solicitation

Solicitation of proxies is being made primarily by the mailing of this Notice and Joint Proxy Statement with its enclosures on or about November 14, 2016. The solicitation is being made initially by the mailing of this Joint Proxy Statement and the accompanying proxy. In order to obtain the necessary quorum at the Special Meeting, supplementary solicitation may be made by mail, telephone, facsimile or personal interview. Such solicitation may be conducted by, among others, officers and regular employees of the Funds and/or Gabelli Funds. Expenses of the preparation of this Joint Proxy Statement and related materials, estimated to be $130,000, including printing and delivery costs, and other direct expenses of the Funds and the tabulation of proxies and voting instructions will be borne by Teton Advisors or an affiliate. Shareholders whose Shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee.

Shareholder Communications

The Trustees provide for shareholders to send written communications to the Trustees via regular mail. Written communications to the Trustees, or to an individual Trustee, should be sent to the attention of the Secretary at the address of the principal executive office. All such communications received by the Secretary shall be promptly forwarded to the individual Trustee to whom they are addressed or to the full Board, as applicable. If a communication does not indicate a specific Trustee, it will be sent to the lead independent Trustee for further distribution as deemed appropriate by such persons. The Trustees may further develop and refine this process as deemed necessary or desirable.

Shareholder Proposals for Subsequent Meetings

The Trust is not required to hold regular annual meetings of shareholders but will hold special meetings of shareholders of a series when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Any shareholder who wishes to submit proposals to be considered at a meeting of either of the Funds’ shareholders should send such proposals to the Funds’ Secretary at One Corporate Center, Rye, New York 10380-1422. Any such proposal must be received a reasonable time before the proxy solicitation for that meeting is made. Shareholder proposals that are submitted in a timely manner will be provided to Board members for their consideration but not necessarily be included in the Funds’ proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

Householding

To avoid sending duplicate copies of materials to households, the Funds mail only one copy of each report to shareholders having the same last name and address on each of the Funds’ records. The consolidation of these mailings benefits the Funds through reduced mailing expenses. If a shareholder wants to receive multiple copies of these materials or to receive only one copy in the future, the shareholder should contact the Funds at the address and phone number set forth above.

Other Matters to Come Before the Special Meeting

The Board of Trustees is not aware of any matters that will be presented for action at the Special Meeting other than the matters described in this Joint Proxy Statement. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the Shares represented by such proxy the discretionary authority to vote the Shares as to any other matters in accordance with their discretion in the interest of the Trust and/or Funds.

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Please complete, sign and return the enclosed proxy card(s) or authorize a proxy to vote your Shares by Internet or telephone promptly. No postage is required if you mail your proxy card(s) in the United States.

By order of the Board of Trustees of each Fund,

Andrea R. Mango
Secretary
TETON Westwood Funds

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APPENDIX A

FORM OF investment sub-advisory agreement

Investment sub-advisory agreement, dated [             , 2016], among The TETON Westwood Funds (the “Trust”), a Massachusetts business trust, for purposes of section 5 only, on behalf of each fund set out in Appendix A, each a series of the Trust (each a “Fund” and collectively, the “Funds”), and Teton Advisors, Inc. (the "Adviser"), a Delaware corporation and Gabelli Funds, LLC (the “Sub-Adviser”).

Whereas Teton Advisors has been appointed investment adviser to the Trust and pursuant to such appointment desires to appoint Gabelli Funds as its sub-adviser; and whereas Gabelli Funds desires to be so appointed;

In consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

1.	In General

Gabelli Funds agrees, all as more fully set forth herein, to act as investment adviser to the Trust with respect to the investment of the assets of the Trust allocated to each of the Funds and to supervise and arrange the purchase and sale of assets held in the investment portfolio of each Fund.

2.	Duties and obligations of Gabelli Funds with respect to investments of assets of the Funds

(a)       Subject to the succeeding provisions of this paragraph and subject to the direction and control of Teton Advisors, Gabelli Funds shall (i) act as investment adviser for and supervise and manage the investment and reinvestment of each Fund's assets and in connection therewith have complete discretion in purchasing and selling securities and other assets for each Fund and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the Funds and (ii) arrange for the purchase and sale of securities and other assets held in the investment portfolio of each Fund.

(b)       In the performance of its duties under this Agreement, Gabelli Funds shall at all times use all reasonable efforts to conform to, and act in accordance with, any requirements imposed by (i) the provisions of the Investment Company Act of 1940, as amended (the "Act"), and of any rules or regulations in force thereunder; (ii) any other applicable provision of law; (iii) the provisions of the Articles of Incorporation and By-Laws of the Trust, as such documents are amended from time to time; (iv) the investment objectives, policies and restrictions applicable to the Funds as set forth in the Trust's Registration Statement on Form N-1A and (v) any policies and determinations of the Board of Trustees of the Trust with respect to the Funds.

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(c)       Gabelli Funds will seek to provide qualified personnel to fulfill its duties hereunder and will bear all costs and expenses (including any overhead and personnel costs) incurred in connection with its duties hereunder and shall bear the costs of any salaries or trustees’ fees of any officers or Trustees of the Trust who are affiliated persons (as defined in the Act) of Gabelli Funds.

(d)       Gabelli Funds shall give the Funds the benefit of its best judgment and effort in rendering services hereunder, but neither Gabelli Funds nor any of its officers, trustees, employees, agents or controlling persons shall be liable for any act or omission or for any loss sustained by the Funds in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement; provided, however, that the foregoing shall not constitute a waiver of any rights which the Trust may have which may not be waived under applicable law.

(e)       Nothing in this Agreement shall prevent Gabelli Funds or any director, officer, employee or other affiliate thereof from acting as investment adviser for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict Gabelli Funds or any of its trustees, officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting.

3.	Portfolio Transactions

In the course of Gabelli Funds' execution of portfolio transactions for the Funds, it is agreed that Gabelli Funds shall employ securities brokers and dealers which, in its judgment, will be able to satisfy the policy of the Funds to seek the best execution of its portfolio transactions at reasonable expenses. For purposes of this Agreement, "best execution" shall mean prompt, efficient and reliable execution at the most favorable price obtainable. Under such conditions as may be specified by the Trust's Board of Trustees in the interest of its shareholders and to ensure compliance with applicable law and regulations, Gabelli Funds may (a) place orders for the purchase or sale of each Fund's portfolio securities with any affiliate of Teton Advisors, or their affiliated entities pursuant to procedures under 17e-1; (b) pay commissions to brokers other than its affiliate which are higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by Gabelli Funds to be useful or desirable in the performance of its duties hereunder and for the investment management of other advisory accounts over which it or its affiliates exercise investment discretion; and (c) consider sales by brokers (other than affiliates) of shares of the Funds and any other mutual fund for which it or its affiliates act as investment adviser, as a factor in its selection of brokers and dealers for each Fund's portfolio transactions.

4.	Compensation of Gabelli Funds

(a)       Teton Advisors agrees to pay Gabelli Funds out of its advisory fees with respect to the Funds, which advisory fees may be paid Gabelli Funds directly by the Trust at Teton Advisors' request, and Gabelli Funds agrees to accept as full compensation for all services rendered by or through Gabelli Funds, an annual rate of 0.32% of average net assets. For any period of less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.

(b)       For purposes of this Agreement, the net assets of each Fund shall be calculated pursuant to the procedures adopted by resolutions of the Trustees of the Trust for calculating the net asset value of each Fund's shares.

5.	Indemnity

(a)       The Trust hereby agrees to indemnify Gabelli Funds and each of Gabelli Funds' trustees, officers, employees, and agents (including any individual who serves at Teton Advisors' request as director, officer, partner, trustee or the like of another corporation) and controlling persons (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees (all as provided in accordance with applicable corporate law) reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil

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or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth above in this paragraph or thereafter by reason of his having acted in any such capacity, except with respect to any matter as to which he shall have been adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust and furthermore, in the case of any criminal proceeding, so long as he had no reasonable cause to believe that the conduct was unlawful, provided, however, that (1) no indemnitee shall be indemnified hereunder against any liability to the Trust or its shareholders or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (v) being sometimes referred to herein as "disabling conduct"), (2) as to any matter disposed of by settlement or a compromise payment by such indemnitee, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such settlement or compromise is in the best interest of the Trust and that such indemnitee appears to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust and did not involve disabling conduct by such indemnitee and (3) with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was authorized by a majority of the full Board of the Trust. Notwithstanding the foregoing, the Trust shall not be obligated to provide any such indemnification to the extent such provision would waive any right which the Trust cannot lawfully waive. Gabelli Funds and Adviser shall each indemnify the other and their respective officers, trustees, shareholders, partners and controlling persons to the extent such persons are not indemnified by the Trust and have not engaged in disabling conduct with respect to all actions or omissions to act or any matter related to the activities of the such persons hereunder.

(b)       The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation of the indemnitee's good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to reimburse the Trust unless it is subsequently determined that he is entitled to such indemnification and if the Trustees of the Trust determine that the facts then known to them would not preclude indemnification. In addition, at least one of the following conditions must be met: (A) the indemnitee shall provide a security for his undertaking, (B) the Trust shall be insured against losses arising by reason of any lawful advances, or (C) a majority of a quorum of Trustees of the Trust who are neither "interested persons" of the Trust (as defined in Section 2(a)(19) of the Act) nor parties to the proceeding ("Disinterested Non-Party Trustees") or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

(c)       All determinations with respect to indemnification hereunder shall be made (1) by a final decision on the merits by a court or other body before whom the proceeding was brought that such indemnitee is not liable by reason of disabling conduct or, (2) in the absence of such a decision, by (i) a majority vote of a quorum of the Disinterested Non-Party Trustees of the Trust, or (ii) if such a quorum is not obtainable or even, if obtainable, if a majority vote of such quorum so directs, independent legal counsel in a written opinion.

The rights accruing to any indemnitee under these provisions shall not exclude any other right to which he may be lawfully entitled.

6.	Duration and Termination

This Agreement shall become effective upon the date hereof and shall continue in effect for a period of two years and thereafter from year to year, but only so long as such continuation is specifically approved at least annually in accordance with the requirements of the Act.

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This Agreement may be terminated by Gabelli Funds at any time without penalty upon giving the Trust sixty days' written notice (which notice may be waived by the Trust) and may be terminated by the Trust or by Teton Advisors at any time without penalty upon giving Gabelli Funds sixty days' notice (which notice may be waived by Gabelli Funds), provided that such termination by the Trust shall be directed or approved by the vote of a majority of the Trustees of the Trust in office at the time or by the vote of the holders of a "majority of the voting securities" (as defined in the Act) of the Funds at the time outstanding and entitled to vote. This Agreement shall terminate automatically in the event of its assignment (as "assignment" is defined in the Act and the rules thereunder).

7.	Notices

Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

8.	Governing Law

This Agreement shall be construed in accordance with the laws of the State of New York for contracts to be performed entirely therein and in accordance with the applicable provisions of the Act.

9.	Miscellaneous

The Declaration of Trust has been filed with the Secretary of State of the Commonwealth of Massachusetts. The obligations of the Trust are not personally binding upon, nor shall resort be had to the private property of, any of the Trustees, shareholders, officers, employees or agents of the Trust, but only the Trust's property shall be bound.

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IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers, all as of the day and the year first above written.

Teton WESTWOOD FUNDS, on behalf of each of the

Funds listed on Appendix A

By: /s/

Name:

Title:     President

Teton AdvisOrs, INC.

By: /s/

Name:

Title:     President

GABELLI FUNDS, LLC

By: /s/

Name:

Title:     President

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Appendix A

Fund Name
TETON Convertible Securities Fund
TETON Westwood Mighty Mites Fund

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